                            TAX-FREE INVESTMENTS CO.

                       INSTITUTIONAL CASH RESERVE SHARES

                       Supplement dated December 16, 1996
         to the Statement of Additional Information dated July 29, 1996


APPROVAL OF NEW ADVISORY AGREEMENTS

         On December 11, 1996, the Board of Directors of the Company (the "Board") approved, subject to shareholder approval, a new investment advisory agreement between A I M Advisors, Inc. ("AIM") and the Company, with respect to the Cash Reserve Portfolio (the "Portfolio"). Shareholders will be asked to approve the new investment advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The new advisory agreement provides that AIM's services to the Company are not exclusive and that AIM may act as investment advisor to others. AIM is required to comply with all applicable laws, and AIM will not be liable to the Company in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the agreement. The new advisory agreement provides that AIM may delegate its responsibilities to a sub-advisor, subject to the approval of the Board and the shareholders. The new advisory agreement permits AIM to allocate brokerage to broker-dealers that provide AIM with research services and provides that AIM may consider how such services benefit the Company or AIM's other investment advisory clients in evaluating the reasonableness of commissions changed by such broker-dealers. The new advisory agreement also permits AIM to consider research services provided to a sub-advisor in allocating brokerage.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         On December 11, 1996, the Board approved, subject to shareholder approval, the elimination of or changes to certain fundamental investment policies of the Cash Reserve Portfolio (the "Portfolio") related to investment in other investment companies. Shareholders of the Portfolio will be asked to approve these changes at the Annual Meeting. If approved, these changes will become effective as of March 1, 1997.

         Reference is made to Investment Restriction Nos. (5) and (6) of the Portfolio, set forth on page A-23 of the Company's Statement of Additional Information related to Institutional Cash Reserve Shares. The Board of Directors has approved the elimination of Investment Restriction No. (5) and a change to Investment Restriction No. (6) of the Portfolio. In the event shareholders approve the proposed changes, effective as of March 1, 1997, Investment Restriction No. (5) will no longer apply and Investment Restriction No. (6) will read in full as follows:

                 (6) invest in companies for the purpose of exercising control, except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.